UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 15, 2017

CORPORATE CAPITAL TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	814-00827	27-2857503
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801 (Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (866) 745-3797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

Corporate Capital Trust, Inc., a business development company that provides individuals with the opportunity to invest in the debt of privately owned American companies (the “Company”), issued a press release on August 15, 2017, announcing its results of operations and financial condition for the quarter ended June 30, 2017, a copy of which is attached hereto as Exhibit 99.1.

The Company will hold an earnings call on August 15, 2017, at 11:00 a.m., Eastern Time, to discuss its financial results (the “Earnings Call”). The Earnings Call can be accessed by dialing 844-845-4149. A recording of the Earnings Call will be available on the Company’s website, corporatecapitaltrust.com, approximately 48 hours after the call, and will remain available on the website for approximately 30 days.

The information furnished in this Current Report, including the press release attached hereto as Exhibit 99.1, shall not be deemed to be “filed” for the purposes of, or otherwise be subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information furnished in this Current Report, including Exhibit 99.1, shall not be deemed incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in the filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated August 15, 2017.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposals set forth in the Company’s definitive proxy statement on Schedule 14A, which was filed with the Securities and Exchange Commission ("SEC") on May 25, 2017 (the "transactions"). The Company has mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the stockholder meeting relating to such matters. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MATTERS DESCRIBED IN THIS PRESS RELEASE. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website sec.gov, at the Company’s website corporatecapitaltrust.com, or by writing to the Company at 450 S. Orange Avenue, Orlando, Florida 3280, telephone number 866-650-0650.

Participants in the Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transactions. Information about the Company’s directors and officers, as well as the identity of other potential participants, and their respective direct or indirect interests in such matters, by security holdings or otherwise, are set forth in the preliminary proxy statement and will be set forth in the other materials to be filed with the SEC.

Forward-Looking Statements

The information in this press release may include "forward-looking statements." These statements are based on the beliefs and assumptions of Corporate Capital Trust’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words "believes," "expects," "intends," "plans," "estimates" or similar expressions that indicate future events. Important factors that could cause actual results to differ materially from the Company’s expectations include those disclosed in the Company’s filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2017		CORPORATE CAPITAL TRUST, INC.
	By:	a Maryland corporation /s/ Chirag J. Bhavsar
Chirag J. Bhavsar Chief Financial Officer